UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the Securities and Exchange Act of
1934.

Date of Report (Date of earliest event reported) July 26, 2007

AUTOLIV, INC.

(Exact name of registrant as specified in its chapter)

Delaware (State or other juris- diction of incorporation)	001-12933 (Commission File Number)	51-0378542 (I.R.S. Employer Identification No.)

World Trade Center,
Klarabergsviadukten 70, SE-107 24
Stockholm, Sweden

(Address of principal executive offices)

Registrant's telephone number, including area code 8-587 20 600

Not Applicable

(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition

On July 26, 2007 Autoliv, Inc. (the "Company") issued a press release announcing its financial results for the second quarter of 2007. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01 Regulation FD disclosure; and

Item 9.01 Financial Statements and Exhibits

(c) EXHIBITS

99.1   Press Release of Autoliv, Inc. dated July 26, 2007 reporting Autoliv, Inc.´s financial results for the second quarter of 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC. (Registrant)
Date July 26, 2007
/s/Michael S. Anderson Michael S. Anderson Acting Vice President – Legal Affairs, General Counsel and Secretary